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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        ---------------------------------



             DATE OF REPORT:                            MAY 7, 2003
                                               ---------------------------------
                                               (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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

               DELAWARE                          0-16284                      38-2774613
---------------------------------------     ------------------        --------------------------
       (STATE OR OTHER JURISDICTION           (COMMISSION                 (I.R.S. EMPLOYER
       OF INCORPORATION)                      FILE NUMBER)             IDENTIFICATION NUMBER)

                27335 WEST 11 MILE ROAD
                 SOUTHFIELD, MICHIGAN                                        48034
       ---------------------------------------                          --------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)
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                                 (248) 357-2866
               ---------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

                   On May 7, 2003, TechTeam Global, Inc. (the "Company") issued a press release announcing that it had entered into a non-binding letter of intent to acquire 88% of the outstanding stock in a group of Malaysian companies, which provide Pan-Asian outsourced support services for the technology, finance, and telecommunications industries. A copy of which is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a)     Financial statements of business acquired.

                            Not applicable.

             (b)     Pro forma financial information.

                            Not applicable.

             (c)     Exhibits.

99           Press Release of TechTeam Global, Inc., dated May 8, 2003


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               TECHTEAM GLOBAL, INC.



                                               By: /s/ Michael A. Sosin
                                                  ------------------------------
                                                  Michael A. Sosin, Secretary
Date:   May 9, 2003






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                                  EXHIBIT INDEX

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EXHIBIT NO.           DESCRIPTION
-----------           -----------
99                    Press Release of TechTeam Global, Inc. dated May 8, 2003.
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